UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 25, 2025

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Tonix Pharmaceuticals Holding Corp. (the “Company”) is disclosing selected preliminary operating results for the quarter ended March 31, 2025, and certain preliminary financial condition information as of March 31, 2025, as set forth below:

•	The Company ended the quarter with approximately $131.7 million in cash and cash equivalents, and 7,473,570 shares of common stock outstanding as of April 25, 2025.
•	The Company’s net cash used in operating activities for the quarter ended March 31, 2025 was approximately $16.6 million compared to $17.6 million for the quarter ended March 31, 2024.
•	The Company’s capital expenditures for the quarter ended March 31, 2025, was approximately $0 million compared to $0.1 million for the quarter ended March 31, 2024.
•	The Company’s net operating loss for the quarter ended March 31, 2025, was approximately $16.8 million compared to $14.9 million for the quarter ended March 31, 2024.
•	The Company’s net revenue from the sale of its marketed products for the quarter ended March 31, 2025, was approximately $2.4 million compared to $2.5 million for the quarter ended March 31, 2024.

The Company believes that its cash resources at March 31, 2025, and the net proceeds of $9.8 million, that it raised from equity offerings in the second quarter of 2025, will meet its planned operating and capital expenditure requirements into the second quarter of 2026, but not beyond.

The above information is preliminary financial information for the quarter ended March 31, 2025 and subject to completion. The unaudited, estimated results for the quarter ended March 31, 2025 are preliminary and were prepared by the Company’s management, based upon its estimates, a number of assumptions and currently available information, and are subject to revision based upon, among other things, quarter and year-end closing procedures and/or adjustments, the completion of the Company’s consolidated financial statements and other operational procedures. This preliminary financial information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the quarter ended March 31, 2025, and its actual results could be materially different from this preliminary financial information, which preliminary information should not be regarded as a representation by the Company or its management as to its actual results for the quarter ended March 31, 2025. In addition, EisnerAmper LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to this preliminary financial information and does not express an opinion or any other form of assurance with respect to this preliminary financial information. During the course of the preparation of the Company’s financial statements and related notes as of and for the quarter ended March 31, 2025, the Company may identify items that would require it to make material adjustments to this preliminary financial information. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles and reviewed by the Company’s auditors.

The Company currently expects to file its Quarterly Report on Form 10-Q, including its financial statements for the quarter ended March 31, 2025, on or about May 12, 2025.

Item 8.01	Other Information.

The information included in Item 2.02 is incorporated herein by reference.

The Company discontinued enrollment and terminated the Phase 2 CATALYST study (TNX-CE-CI202) of its TNX-1300 (T172R/G173Q double-mutant cocaine esterase 200 mg, i.v. solution) product candidate for the treatment of cocaine intoxication because enrollment in this emergency department-based study was slower than projected.   The Company is evaluating new study designs and new endpoints for further development of TNX-1300. The CATALYST study was not discontinued for safety or efficacy reasons.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s financial position and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: April 25, 2025	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer